FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


Available Amount to Note Holders:                                                                  6,134,056.09

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --

(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --

(iii)       Aggregate of:

              (a) Unreimbursed Servicer Advances                                                      22,845.33

              (b) Servicer Fees from current and prior Collection Period                              49,466.18

              (c) Servicing Charges inadvertently deposited in Collection Account                            --

(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             12,242.67

(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67

(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:

              Class A-1 Note Interest                                                                        --

              Class A-2 Note Interest                                                                        --

              Class A-3 Note Interest                                                                155,552.30

              Class A-4 Note Interest                                                                331,522.69

(viii)      Class B-1 Note Interest                                                                   13,953.60

(ix)        Class B-2 Note Interest                                                                    9,039.42

(x)         Class B-3 Note Interest                                                                   11,866.27

(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal

              Class A-1 Principal Distribution Amount                                                        --

              Class A-2 Principal Distribution Amount                                                        --

              Class A-3 Principal Distribution Amount                                              5,131,443.53

              Class A-4 Principal Distribution Amount                                                        --

(xii)       Note Insurer Reimbursement Amount                                                                --

(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            111,553.12

(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             55,776.55

(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            111,553.12

(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --

(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --

(xviii)     Remaining Amount to Residual Holder                                                      116,824.63


            Reviewed By:



            --------------------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 2000




                      Initial         Beginning        Base         Additional       Total            Ending           Ending
                     Principal        Principal      Principal      Principal       Principal        Principal      Certificate
     Class           Balance          Balance      Distribution    Distribution   Distribution        Balance          Factor
--------------   ---------------  ---------------  -------------   ------------   -------------   ---------------   -----------
Class A-1          70,687,140.00               --             --             --              --                --     0.0000000
Class A-2          53,856,869.00               --             --             --              --                --     0.0000000
Class A-3          52,510,447.00    34,250,047.72   5,131,443.53             --    5,131,443.53     29,118,604.18     0.5545297
Class A-4          70,687,140.00    70,687,140.00             --             --              --     70,687,140.00     1.0000000
                 ---------------  ---------------  -------------   ------------   -------------   ---------------   -----------
 Total Class A    247,741,596.00   104,937,187.72   5,131,443.53             --    5,131,443.53     99,805,744.18     0.4028623

Class B-1           5,385,687.00     2,281,243.27     111,553.12             --      111,553.12      2,169,690.14     0.4028623
Class B-2           2,692,843.00     1,140,621.42      55,776.55             --       55,776.55      1,084,844.87     0.4028623
Class B-3           5,385,687.00     2,281,243.27     111,553.12             --      111,553.12      2,169,690.15     0.4028623
                 ---------------  ---------------  -------------   ------------   -------------   ---------------
 Total            261,205,813.00   110,640,295.67   5,410,326.33             --    5,410,326.33    105,229,969.34

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2000                                  1,792,650.56
     Investment earnings on amounts in Collection Account                                   10,018.46
     Payments due Collection Account from last 3 business days of Collection Period      1,585,255.23
     Additional contribution for terminated trade-ups and rebooked leases                          --
     Servicer Advance on current Determination Date                                      2,746,131.84
                                                                                        -------------
       Available Funds on Payment Date                                                   6,134,056.09
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,134,056.09
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,134,056.09
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                     22,845.33
     Unreimbursed Servicer Advances paid                                                    22,845.33
                                                                                        -------------
       Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,111,210.76
 SERVICER FEES
     Servicer Fees due                                                                      49,466.18
     Servicer Fees paid                                                                     49,466.18
                                                                                        -------------
       Servicer Fees remaining unpaid                                                              --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,061,744.58
 SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,061,744.58
 PREMIUM AMOUNT
     Premium Amount due                                                                     12,242.67
     Premium Amount paid                                                                    12,242.67
                                                                                        -------------
       Premium Amount remaining unpaid                                                             --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,049,501.91
 INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                 416.67
     Indenture Trustee Fee paid                                                                416.67
                                                                                        -------------
       Indenture Trustee Fee remaining unpaid                                                      --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,049,085.24
 REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                          --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                     75,000.00
                                                                                        -------------
     Total Indenture Trustee Expenses paid                                                         --
                                                                                        -------------
       Indenture Trustee Expenses unpaid                                                           --

  REMAINING AVAILABLE FUNDS                                                              6,049,085.24
 CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                       --
     Class A-2 Note Interest                                                                       --
     Class A-3 Note Interest                                                               155,552.30
     Class A-4 Note Interest                                                               331,522.69
                                                                                        -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


     Total Class A Interest due                                                   487,074.99
                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                     5,562,010.26
 CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                   13,953.60
     Class B-1 Note Interest paid                                                  13,953.60
                                                                             ---------------
       Class B-1 Note Interest remaining unpaid                                           --
                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                     5,548,056.65
 CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                    9,039.42
     Class B-2 Note Interest paid                                                   9,039.42
                                                                             ---------------
       Class B-2 Note Interest remaining unpaid                                           --
                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                     5,539,017.23
 CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                   11,866.27
     Class B-3 Note Interest paid                                                  11,866.27
                                                                             ---------------
       Class B-3 Note Interest remaining unpaid                                           --
                                                                             ---------------
  REMAINING AVAILABLE FUNDS                                                     5,527,150.96
 CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                             5,131,443.53
     Class A Note Principal Balance as of preceding Payment Date              104,937,187.72
                                                                             ---------------
     Class A Base Principal Distribution Amount paid                            5,131,443.53
                                                                             ---------------
       Class A Base Principal Distribution Amount remaining unpaid                        --

     Class A-1 Note Principal Balance as of preceding Payment Date                        --
     Class A-1 Base Principal Distribution Amount paid                                    --
                                                                             ---------------
       Class A-1 Note Principal Balance after distribution on Payment Date                --
                                                                             ---------------

     Remaining Class A Base Principal Distribution Amount                       5,131,443.53
                                                                             ---------------

     Class A-2 Note Principal Balance as of preceding Payment Date                        --
     Class A-2 Base Principal Distribution Amount paid                                    --
                                                                             ---------------
       Class A-2 Note Principal Balance after distribution on Payment Date                --

     Remaining Class A Base Principal Distribution Amount                       5,131,443.53
                                                                             ---------------

     Class A-3 Note Principal Balance as of preceding Payment Date             34,250,047.72
     Class A-3 Base Principal Distribution Amount paid                          5,131,443.53
                                                                             ---------------
       Class A-3 Note Principal Balance after distribution on Payment Date     29,118,604.18

     Remaining Class A Base Principal Distribution Amount                                 --
                                                                             ---------------

     Class A-4 Note Principal Balance as of preceding Payment Date             70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                    --
                                                                             ---------------
       Class A-4 Note Principal Balance after distribution on Payment Date     70,687,140.00
                                                                             ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


 REMAINING AVAILABLE FUNDS                                                        395,707.43

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                --
     Note Insurer Reimbursement Amount paid                                               --
                                                                               -------------
     Note Insurer Reimbursement Amount remaining unpaid                                   --
 REMAINING AVAILABLE FUNDS                                                        395,707.43

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date              2,281,243.27
     Class B-1 Base Principal Distribution due                                    111,553.12
     Class B-1 Base Principal Distribution paid                                   111,553.12
                                                                               -------------
       Class B-1 Base Principal Distribution remaining unpaid                             --
       Class B-1 Note Principal Balance after distribution on Payment Date      2,169,690.14

 REMAINING AVAILABLE FUNDS                                                        284,154.31

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date              1,140,621.42
     Class B-2 Base Principal Distribution due                                     55,776.55
     Class B-2 Base Principal Distribution paid                                    55,776.55
                                                                               -------------
       Class B-2 Base Principal Distribution remaining unpaid                             --
       Class B-2 Note Principal Balance after distribution on Payment Date      1,084,844.87
 REMAINING AVAILABLE FUNDS                                                        228,377.75
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date              2,281,243.27
     Class B-3 Base Principal Distribution due                                    111,553.12
     Class B-3 Base Principal Distribution paid                                   111,553.12
                                                                               -------------
       Class B-3 Base Principal Distribution remaining unpaid                             --
       Class B-3 Note Principal Balance after distribution on Payment Date      2,169,690.15
 REMAINING AVAILABLE FUNDS                                                        116,824.63
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                          --
     Remaining Indenture Trustee Expenses paid                                            --
                                                                               -------------
       Remaining Indenture Trustee Expenses unpaid                                        --
 REMAINING AVAILABLE FUNDS                                                        116,824.63
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                             --
     Other Amounts Due Servicer under Servicing Agreement paid                            --
                                                                               -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                --
 REMAINING AVAILABLE FUNDS                                                        116,824.63
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                 116,824.63

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  118,718,825.67
      ADCPB, end of Collection Period                                        113,308,499.34
                                                                            ---------------
        Base Principal Amount                                                  5,410,326.33

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period          3,722,568.21
      Servicing Advances collected during the current Collection Period        3,699,722.88
                                                                            ---------------
        Unreimbursed Servicing Advances as of current Determination Date          22,845.33

CALCULATION OF INTEREST DUE

                   Beginning                      Current                      Total
                   Principal         Interest     Interest     Overdue        Interest
  Class             Balance            Rate         Due        Interest         Due
----------      ---------------     ---------   -----------   ----------     -----------
Class A-1                    --        5.2150%           --           --              --
Class A-2                    --        5.4900%           --           --              --
Class A-3         34,250,047.72        5.4500    155,552.30           --      155,552.30
Class A-4         70,687,140.00        5.6280    331,522.69           --      331,522.69
Class B-1          2,281,243.27        7.3400     13,953.60           --       13,953.60
Class B-2          1,140,621.42        9.5100      9,039.42           --        9,039.42
Class B-3          2,281,243.27        6.2420     11,866.27           --       11,866.27
                ---------------     ---------   -----------   ----------     -----------
                 110,640,295.67        5.6600    521,934.28           --      521,934.28

CALCULATION OF PRINCIPAL DUE

                  Base               Base                                Total
                Principal          Principal          Overdue          Principal
  Class        Amount Pct.          Amount           Principal            Due
---------     -------------      -------------     -------------     -------------
Class A              94.845%      5,131,443.53                --      5,131,443.53
Class B-1             2.062%        111,553.12                --        111,553.12
Class B-2             1.031%         55,776.55                --         55,776.55
Class B-3             2.062%        111,553.12                --        111,553.12
                                 -------------     -------------     -------------
                                  5,410,326.33                --      5,410,326.33

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                           118,718,825.67
      Servicer Fee Rate                                                                         0.500%
      One-twelfth                                                                                1/12
                                                                                               ------
      Servicer Fee due current period                                                       49,466.18
      Prior Servicer Fee arrearage                                                                 --
                                                                                      ---------------
      Servicer Fee due                                                                      49,466.18

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period       104,937,187.72
      Premium Rate                                                                              0.140%
      One-twelfth                                                                                1/12
                                                                                      ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


      Premium Amount due Current Period                                           12,242.67
      Prior Premium Amount arrearage                                                     --
                                                                                 ----------
        Total Premium Amount due                                                  12,242.67

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                       416.67
      Prior Indenture Trustee Fee arrearage                                              --
                                                                                 ----------
      Total Indenture Trustee Fee due                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                     --
      Prior Indenture Trustee Expenses arrearage                                         --
                                                                                 ----------
      Total Indenture Trustee Expenses due                                               --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage             --
                                                                                 ----------
      Total Other Amounts Due Servicer under Servicing Agreement                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000





RESTRICTING EVENT DETERMINATION:

                                                                               Yes/No
                                                                               ------
    A) Event of Servicer Termination (Yes/No)                                    No

    B) Note Insurer has Made a Payment (Yes/No)                                  No

    C) Gross Charge Off Event has Occurred (Yes/No)                              No

    D) Delinquency Trigger Event has Occurred (Yes/No)                           No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                   Yes/No
                                                                                   ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                   No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
    Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
    Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
    Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may
    be.                                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                              Event                                    Yes/No
    ---------  ---------------------------------------------------------------     ------
    6.01(i)    Failure to make payment required                                      No

    6.01(ii)   Failure to submit Monthly Statement                                   No

    6.01(iii)  Failure to Observe Covenants in Servicing Agreement                   No

    6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.         No

    6.01(v)    Servicer files a voluntary petition for bankruptcy                    No

    6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed,
               withdrawn or dismissed within 60 days                                 No

    6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing
               Agreement                                                             No

    6.01(viii) Servicer Trigger Event as contained in the Insurance Agreement
               has occurred.                                                         No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


Gross Charge Event Calculation:

                                                                                                           Result
                                                                                                           ------
    Gross Charge Off Ratio Current Period                                                                   (0.18)%
    Gross Charge Off Ratio Prior Period                                                                      1.87%
    Gross Charge Off Ratio Second Prior Period                                                               1.42%
                                                                                                           ------
      Average of Gross Charge Off Ratio for Three Periods                                                    1.04%
      Maximum Allowed                                                                                        2.50%

    Gross Charge Off Ratio:

                            ADCPB of                                                      Gross Charge Off Ratio
                         All Defaulted         Less                      End of Month           Charge Offs/
                           Contracts        Recoveries    Charge Offs        ADCPB                ADCPB
                         -------------      ----------    -----------   ---------------   ----------------------
    Current Period            1,928.87       18,633.63     (16,704.76)   113,308,499.34                    (0.18)%
    Prior Period            246,495.01       61,558.94     184,936.07    118,718,825.67                     1.87%
    Second Prior Period     236,749.59       90,036.11     146,713.48    123,975,314.90                     1.42%


Delinquency Event Calculation:

                                                                                                           Result
                                                                                                           ------
    Delinquency Trigger Ratio Current Period                                                                 4.05%
    Delinquency Trigger Ratio Prior Period                                                                   4.30%
    Delinquency Trigger Ratio Second Prior Period                                                            4.22%
                                                                                                           ------
    Average of Delinquency Trigger Ratios                                                                    4.19%
    Maximum Allowed                                                                                          7.50%

    Delinquency Trigger Ratio:

                                 A                 B                     A/B
                                 -                 -                     ---
                             ADCPB of          ADCPB of
                        Contract > 30 Day     All Contracts      Delinquency Trigger
                             Past Due        As of Month-End           Ratio:
                        -----------------    ---------------     -------------------
    Current Period           4,668,481.60     115,390,066.91                    4.05%
    Prior Period             5,107,775.41     118,718,825.67                    4.30%
    Second Prior Period      5,325,385.94     126,258,089.84                    4.22%

                              ADCPB             Delinquency Ratio
                           ------------         -----------------
    Current                 110,721,585                     95.95%
    31-60 Days Past Due       2,145,949                      1.86%
    61-90 Days Past Due       1,131,642                      0.98%
    91+ Days Past Due         1,390,890                      1.21%
                              ---------                   -------
    TOTAL                   115,390,067                    100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                      269,284,343.00
     Maximum Substitution (10% of Initial)          26,928,434.30

     Prior month Cumulative ADCPB Substituted        5,267,884.70
     Current month ADCPB Substituted                   463,890.66
                                                  ---------------
     Cumulative ADCPB Substituted                    5,731,775.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


Available Amount to Note Holders:                                                                   7,222,066.37

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                               --

(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                              --

(iii)      Aggregate of:

              (a) Unreimbursed Servicer Advances                                                       73,136.25

              (b) Servicer Fees from current and prior Collection Period                               64,980.52

              (c) Servicing Charges inadvertently deposited in Collection Account                             --

(iv)       Premium Amount due on Payment Date and unpaid Premium Amounts                               20,260.85

(v)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67

(vi)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --

(vii)      Class A-1 through A-4 Note Interest on a pari passu basis:

              Class A-1 Note Interest                                                                         --

              Class A-2 Note Interest                                                                  30,625.13

              Class A-3 Note Interest                                                                 221,916.32

              Class A-4 Note Interest                                                                 401,672.54

(viii)     Class B-1 Note Interest                                                                     16,636.55

(ix)       Class B-2 Note Interest                                                                     12,571.80

(x)        Class B-3 Note Interest                                                                      9,954.25

(xi)       Class A Base Principal Distribution Amount plus Class A Overdue Principal

              Class A-1 Principal Distribution Amount                                                         --

              Class A-2 Principal Distribution Amount                                               5,947,323.20

              Class A-3 Principal Distribution Amount                                                         --

              Class A-4 Principal Distribution Amount                                                         --

(xii)      Note Insurer Reimbursement Amount                                                                  --

(xiii)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              129,289.65

(xiv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               64,644.82

(xv)       Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal               80,806.03

(xvi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --

(xvii)     Other Amounts Due Servicer under Servicing Agreement                                               --

(xviii)    Remaining Amount to Residual Holder                                                        147,831.81


           Reviewed By:



           --------------------------------------------------------------------
           Sandy B. Ho
           Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 2000




                      Initial         Beginning        Base          Additional       Total             Ending          Ending
                     Principal        Principal      Principal       Principal      Principal         Principal       Certificate
    Class             Balance          Balance      Distribution    Distribution   Distribution         Balance         Factor
--------------    ---------------  ---------------  -------------  --------------  -------------   ---------------    -----------
Class A-1           70,688,994.00               --             --              --             --                --      0.0000000
Class A-2           57,258,085.00     6,743,148.17   5,947,323.20              --   5,947,323.20        795,824.97      0.0138989
Class A-3           48,068,516.00    48,068,516.00             --              --             --     48,068,516.00      1.0000000
Class A-4           84,119,903.00    84,119,903.00             --              --             --     84,119,903.00      1.0000000
                  ---------------  ---------------  -------------  --------------  -------------   ---------------    -----------
 Total Class A     260,135,498.00   138,931,567.17   5,947,323.20              --   5,947,323.20    132,984,243.97      0.5112114
Class B-1            5,655,120.00     3,020,251.72     129,289.65              --     129,289.65      2,890,962.07      0.5112114
Class B-2            2,827,560.00     1,510,125.86      64,644.82              --      64,644.82      1,445,481.03      0.5112114
Class B-3            3,534,450.00     1,887,657.32      80,806.03              --      80,806.03      1,806,851.29      0.5112114
                  ---------------  ---------------  -------------  --------------  -------------   ---------------
 Total             272,152,628.00   145,349,602.06   6,222,063.69              --   6,222,063.69    139,127,538.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2000                                    1,250,026.99
     Investment earnings on amounts in Collection Account                                      9,861.89
     Payments due Collection Account from last 3 business days of Collection Period        1,764,206.04
     Additional contribution for terminated trade-ups and rebooked leases                            --
     Servicer Advance on current Determination Date                                        4,197,971.45
                                                                                        ---------------
       Available Funds on Payment Date                                                     7,222,066.37
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,222,066.37
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,222,066.37
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                       73,136.25
     Unreimbursed Servicer Advances paid                                                      73,136.25
                                                                                        ---------------
       Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                  7,148,930.12
SERVICER FEES
     Servicer Fees due                                                                        64,980.52
     Servicer Fees paid                                                                       64,980.52
                                                                                        ---------------
       Servicer Fees remaining unpaid                                                                --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,083,949.60
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,083,949.60
PREMIUM AMOUNT
     Premium Amount due                                                                       20,260.85
     Premium Amount paid                                                                      20,260.85
                                                                                        ---------------
       Premium Amount remaining unpaid                                                               --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,063,688.75
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                        ---------------
       Indenture Trustee Fee remaining unpaid                                                        --
                                                                                        ---------------
 REMAINING AVAILABLE FUNDS                                                                 7,063,272.08

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                        75,000.00
                                                                                        ---------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                        ---------------
       Indenture Trustee Expenses unpaid                                                             --

  REMAINING AVAILABLE FUNDS                                                                7,063,272.08
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                         --
     Class A-2 Note Interest                                                                  30,625.13
     Class A-3 Note Interest                                                                 221,916.32
     Class A-4 Note Interest                                                                 401,672.54
                                                                                        ---------------
       Total Class A Interest due                                                            654,213.98
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                6,409,058.10
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                              16,636.55
     Class B-1 Note Interest paid                                                             16,636.55
                                                                                        ---------------
       Class B-1 Note Interest remaining unpaid                                                      --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                6,392,421.55
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                              12,571.80
     Class B-2 Note Interest paid                                                             12,571.80
                                                                                        ---------------
       Class B-2 Note Interest remaining unpaid                                                      --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                6,379,849.75
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                               9,954.25
     Class B-3 Note Interest paid                                                              9,954.25
                                                                                        ---------------
       Class B-3 Note Interest remaining unpaid                                                      --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                6,369,895.50
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                        5,947,323.20
     Class A Note Principal Balance as of preceding Payment Date                         138,931,567.17
                                                                                        ---------------
     Class A Base Principal Distribution Amount paid                                       5,947,323.20
                                                                                        ---------------
       Class A Base Principal Distribution Amount remaining unpaid                                   --

     Class A-1 Note Principal Balance as of preceding Payment Date                                   --
     Class A-1 Base Principal Distribution Amount paid                                               --
                                                                                        ---------------
       Class A-1 Note Principal Balance after distribution on Payment Date                           --

     Remaining Class A Base Principal Distribution Amount                                  5,947,323.20
                                                                                        ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                         6,743,148.17
     Class A-2 Base Principal Distribution Amount paid                                     5,947,323.20
                                                                                        ---------------
       Class A-2 Note Principal Balance after distribution on Payment Date                   795,824.97

     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                        ---------------

     Class A-3 Note Principal Balance as of preceding Payment Date                        48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                               --
                                                                                        ---------------
       Class A-3 Note Principal Balance after distribution on Payment Date                48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                        ---------------

     Class A-4 Note Principal Balance as of preceding Payment Date                        84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                        ---------------
       Class A-4 Note Principal Balance after distribution on Payment Date                84,119,903.00

 REMAINING AVAILABLE FUNDS                                                                   422,572.31

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                           --
     Note Insurer Reimbursement Amount paid                                                          --
                                                                                        ---------------
     Note Insurer Reimbursement Amount remaining unpaid                                              --
 REMAINING AVAILABLE FUNDS                                                                   422,572.31

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                         3,020,251.72
     Class B-1 Base Principal Distribution due                                               129,289.65
     Class B-1 Base Principal Distribution paid                                              129,289.65
                                                                                        ---------------
       Class B-1 Base Principal Distribution remaining unpaid                                        --
       Class B-1 Note Principal Balance after distribution on Payment Date                 2,890,962.07

 REMAINING AVAILABLE FUNDS                                                                   293,282.66

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                         1,510,125.86
     Class B-2 Base Principal Distribution due                                                64,644.82
     Class B-2 Base Principal Distribution paid                                               64,644.82
                                                                                        ---------------
       Class B-2 Base Principal Distribution remaining unpaid                                        --
       Class B-2 Note Principal Balance after distribution on Payment Date                 1,445,481.03
 REMAINING AVAILABLE FUNDS                                                                   228,637.84
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date                         1,887,657.32
     Class B-3 Base Principal Distribution due                                                80,806.03
     Class B-3 Base Principal Distribution paid                                               80,806.03
                                                                                        ---------------
       Class B-3 Base Principal Distribution remaining unpaid                                        --
       Class B-3 Note Principal Balance after distribution on Payment Date                 1,806,851.29
 REMAINING AVAILABLE FUNDS                                                                   147,831.81
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                     --
     Remaining Indenture Trustee Expenses paid                                                       --
                                                                                        ---------------
       Remaining Indenture Trustee Expenses unpaid                                                   --
 REMAINING AVAILABLE FUNDS                                                                   147,831.81
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                        --
     Other Amounts Due Servicer under Servicing Agreement paid                                       --
                                                                                        ---------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                           --
 REMAINING AVAILABLE FUNDS                                                                   147,831.81
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                            147,831.81

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 155,953,240.15
      ADCPB, end of Collection Period                                                       149,731,176.46
                                                                                           ---------------
        Base Principal Amount                                                                 6,222,063.69

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                         5,111,370.11
      Servicing Advances collected during the current Collection Period                       5,038,233.86
                                                                                           ---------------
        Unreimbursed Servicing Advances as of current Determination Date                         73,136.25

CALCULATION OF INTEREST DUE

                    Beginning                      Current                     Total
                    Principal       Interest      Interest      Overdue       Interest
  Class             Balance           Rate           Due        Interest        Due
----------      ---------------    ----------    -----------   ----------   -----------
Class A-1                    --        4.9670%            --           --            --
Class A-2          6,743,148.17        5.4500%     30,625.13           --     30,625.13
Class A-3         48,068,516.00        5.5400%    221,916.32           --    221,916.32
Class A-4         84,119,903.00        5.7300%    401,672.54           --    401,672.54
Class B-1          3,020,251.72        6.6100%     16,636.55           --     16,636.55
Class B-2          1,510,125.86        9.9900%     12,571.80           --     12,571.80
Class B-3          1,887,657.32        6.3280%      9,954.25           --      9,954.25
                ---------------    ----------    -----------   ----------   -----------
                 145,349,602.06        5.7245%    693,376.58           --    693,376.58

CALCULATION OF PRINCIPAL DUE

                   Base            Base                         Total
                 Principal      Principal      Overdue        Principal
   Class        Amount Pct.       Amount      Principal          Due
----------     ------------   -------------   ---------     -------------
Class A              95.584%   5,947,323.20          --      5,947,323.20
Class B-1             2.078%     129,289.65          --        129,289.65
Class B-2             1.039%      64,644.82          --         64,644.82
Class B-3             1.299%      80,806.03        0.00         80,806.03
                              -------------   ---------     -------------
                               6,222,063.69        0.00      6,222,063.69

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                       155,953,240.15
      Servicer Fee Rate                                                     0.500%
      One-twelfth                                                            1/12
                                                                  ---------------
      Servicer Fee due current period                                   64,980.52
      Prior Servicer Fee arrearage                                             --
                                                                  ---------------
      Servicer Fee due                                                  64,980.52

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period       138,931,567.17
      Premium Rate                                                                              0.175%
      One-twelfth                                                                                1/12
                                                                                      ---------------
      Premium Amount due Current Period                                                     20,260.85
      Prior Premium Amount arrearage                                                               --
                                                                                      ---------------
        Total Premium Amount due                                                            20,260.85

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                 416.67
      Prior Indenture Trustee Fee arrearage                                                        --
                                                                                      ---------------
      Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                               --
      Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                      ---------------
      Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                        --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                      ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000





RESTRICTING EVENT DETERMINATION:

                                                                                                           Yes/No
                                                                                                           ------
    A) Event of Servicer Termination (Yes/No)                                                                No

    B) Note Insurer has Made a Payment (Yes/No)                                                              No

    C) Gross Charge Off Event has Occurred (Yes/No)                                                          No

    D) Delinquency Trigger Event has Occurred (Yes/No)                                                       No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                           Yes/No
                                                                                                           ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                                           No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
    Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
    Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
    Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may
    be.                                                                                                      No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                     Event                                                    Yes/No
    ---------   ----------------------------------------------------------------------------              ------
    6.01(i)     Failure to make payment required                                                             No

    6.01(ii)    Failure to submit Monthly Statement                                                          No

    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                          No

    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                No

    6.01(v)     Servicer files a voluntary petition for bankruptcy                                           No

    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                dismissed within 6 days.                                                                     No

    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                    No

    6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                 No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


Available Amount to Note Holders:                                                            3,776,942.88
Reserve Account balance, beginning                                                           1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                        --

(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                       --

(iii)      Aggregate of:

             (a) Unreimbursed Servicer Advances                                                 13,898.30

             (b) Servicer Fees from current and prior Collection Period                         55,131.86

             (c) Servicing Charges inadvertently deposited in Collection Account                       --

(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67

(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:

             Class A-1 Note Interest                                                                   --

             Class A-2 Note Interest                                                           118,031.53

             Class A-3 Note Interest                                                           105,098.57

             Class A-4 Note Interest                                                           360,555.57

(vii)      Class B Note Interest                                                                76,487.57

(viii)     Class C Note Interest                                                                57,009.81

(ix)       Class D Note Interest                                                                17,403.56

(x)        Class A Base Principal Distribution Amount

             Class A-1 Principal Distribution Amount                                                   --

             Class A-2 Principal Distribution Amount                                         2,437,318.37

             Class A-3 Principal Distribution Amount                                                   --

             Class A-4 Principal Distribution Amount                                                   --

(xi)       Class B Base Principal Distribution Amount                                          230,356.31

(xii)      Class C Base Principal Distribution Amount                                          156,047.82

(xiii)     Class D Base Principal Distribution Amount                                           37,154.24

(xv)       Class E Note Interest                                                                12,866.10

(xvi)      Class E Principal Distribution Amount                                                40,126.58

(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                  --

(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --

(xx)       Remaining Amount to Residual Holder                                                  59,040.01


Reserve Account balance, ending                                                              1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                 9,653.21

           Reviewed By:



           --------------------------------------------------------
           SANDY B. HO
           EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2000                                      520,252.93
     Investment earnings on amounts in Collection Account                                      5,674.80
     Payments due Collection Account from last 3 business days of Collection Period        1,009,777.42
     Additional contribution for terminated trade-ups and rebooked leases                            --
     Servicer Advance on current Determination Date                                        2,241,237.73
                                                                                         --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                       3,776,942.88
     Reserve Account balance                                                               1,751,034.78
                                                                                         --------------
     TOTAL AVAILABLE FUNDS                                                                 5,527,977.66

Initial Unpaid Amounts inadvertently deposited in Collection Account                                 --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 5,527,977.66

Indemnity Payments paid inadvertently deposited in Collection Account                                --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 5,527,977.66

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                       13,898.30
     Unreimbursed Servicer Advances paid                                                      13,898.30
                                                                                         --------------
       Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 5,514,079.36

SERVICER FEES
     Servicer Fees due                                                                        55,131.86
     Servicer Fees paid                                                                       55,131.86
                                                                                         --------------
       Servicer Fees remaining unpaid                                                                --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 5,458,947.50

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 5,458,947.50

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                         --------------
       Indenture Trustee Fee remaining unpaid                                                        --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 5,458,530.83

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                        75,000.00
                                                                                         --------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                         --------------
       Indenture Trustee Expenses unpaid                                                             --
 REMAINING AVAILABLE FUNDS                                                                 5,458,530.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                         --
     Class A-2 Note Interest                                                                 118,031.53
     Class A-3 Note Interest                                                                 105,098.57
     Class A-4 Note Interest                                                                 360,555.57
       Total Class A Interest due                                                            583,685.67
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 4,874,845.16

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                76,487.57
     Class B Note Interest paid                                                               76,487.57
                                                                                         --------------
       Class B Note Interest remaining unpaid                                                        --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 4,798,357.59

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                57,009.81
     Class C Note Interest paid                                                               57,009.81
                                                                                         --------------
       Class C Note Interest remaining unpaid                                                        --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 4,741,347.78

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                17,403.56
     Class D Note Interest paid                                                               17,403.56
                                                                                         --------------
       Class D Note Interest remaining unpaid                                                        --
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                 4,723,944.22

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                        2,378,822.73
     Class A Note Principal Balance as of preceding Payment Date                         102,735,617.42
                                                                                         --------------
     Class A Base Principal Distribution Amount paid                                       2,378,822.73
                                                                                         --------------
       Class A Base Principal Distribution Amount remaining unpaid                                   --
     Class A-1 Note Principal Balance as of preceding Payment Date                                   --
     Class A-1 Base Principal Distribution Amount paid                                               --
                                                                                         --------------
       Class A-1 Note Principal Balance after distribution                                           --
                                                                                         --------------
     Remaining Class A Base Principal Distribution Amount                                  2,378,822.73
                                                                                         --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                        21,925,362.42
     Class A-2 Base Principal Distribution Amount paid                                     2,378,822.73
                                                                                         --------------
       Class A-2 Note Principal Balance after distribution                                19,546,539.69
     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                         --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                        18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                               --
                                                                                         --------------
       Class A-3 Note Principal Balance after distribution                                18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                         --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                        61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                         --------------
       Class A-4 Note Principal Balance after distribution                                61,986,631.00
 REMAINING AVAILABLE FUNDS                                                                 2,345,121.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                          12,607,841.41
     Class B Base Principal Distribution due                                                 224,827.76
     Class B Base Principal Distribution paid                                                224,827.76
                                                                                         --------------
       Class B Base Principal Distribution remaining unpaid                                          --
       Class B Note Principal Balance after distribution on Payment Date                  12,383,013.65
  REMAINING AVAILABLE FUNDS                                                                2,120,293.73

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                           8,540,795.89
     Class C Base Principal Distribution due                                                 152,302.67
     Class C Base Principal Distribution paid                                                152,302.67
                                                                                         --------------
       Class C Base Principal Distribution remaining unpaid                                          --
       Class C Note Principal Balance after distribution on Payment Date                   8,388,493.22
  REMAINING AVAILABLE FUNDS                                                                1,967,991.05

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                           2,033,522.26
     Class D Base Principal Distribution due                                                  36,262.54
     Class D Base Principal Distribution paid                                                 36,262.54
                                                                                         --------------
       Class D Base Principal Distribution remaining unpaid                                          --
       Class D Note Principal Balance after distribution on Payment Date                   1,997,259.72
  REMAINING AVAILABLE FUNDS                                                                1,931,728.51

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                           --
     Class A-1 Reallocated Principal Distribution                                                    --
                                                                                         --------------
       Class A-1 Note Principal Balance after Reallocation                                           --
  Remaining Available Funds                                                                1,931,728.51
                                                                                         --------------
     Class A-2 Note Principal Balance after Base Principal                                19,546,539.69
     Class A-2 Reallocated Principal Distribution                                                    --
                                                                                         --------------
       Class A-2 Note Principal Balance after Reallocation                                19,546,539.69
  Remaining Available Funds                                                                1,931,728.51
                                                                                         --------------
     Class A-3 Note Principal Balance after Base Principal                                18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                    --
                                                                                         --------------
       Class A-3 Note Principal Balance after Reallocation                                18,823,624.00
  Remaining Available Funds                                                                1,931,728.51
                                                                                         --------------
     Class A-4 Note Principal Balance after Base Principal                                61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                    --
                                                                                         --------------
       Class A-4 Note Principal Balance after Reallocation                                61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                1,931,728.51

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                  12,383,013.65
     Class B Reallocated Principal Distribution paid                                                 --
                                                                                         --------------
       Class B Note Principal Balance after Reallocation                                  12,383,013.65
  REMAINING AVAILABLE FUNDS                                                                1,931,728.51

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                   8,388,493.22
     Class C Reallocated Principal Distribution paid                                                 --
                                                                                         --------------
       Class C Note Principal Balance after Reallocation                                   8,388,493.22
  REMAINING AVAILABLE FUNDS                                                                1,931,728.51

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                   1,997,259.72
     Class D Reallocated Principal Distribution paid                                                 --
       Class D Note Principal Balance after Reallocation                                   1,997,259.72
  REMAINING AVAILABLE FUNDS                                                                1,931,728.51

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                12,866.10
     Class E Note Interest paid                                                               12,866.10
                                                                                         --------------
       Class E Note Interest remaining unpaid                                                        --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                1,918,862.41

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                           2,196,204.60
     Class E Base Principal Distribution due                                                  39,163.54
     Class E Base Principal Distribution paid                                                 39,163.54
                                                                                         --------------
       Class E Base Principal Distribution remaining unpaid                                          --
       Class E Note Principal Balance after distribution on Payment Date                   2,157,041.06
  REMAINING AVAILABLE FUNDS                                                                1,879,698.87

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                   2,157,041.06
     Class E Reallocated Principal Distribution paid                                                 --
       Class E Note Principal Balance after Reallocation                                   2,157,041.06
  REMAINING AVAILABLE FUNDS                                                                1,879,698.87

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                    --
     Class A-1 Supplemental Principal Distribution                                                   --
                                                                                         --------------
       Class A-1 Note Principal Balance after Supplemental                                           --
  Remaining Available Funds                                                                1,879,698.87
                                                                                         --------------
     Class A-2 Note Principal Balance after Reallocated Principal                         19,546,539.69
     Class A-2 Supplemental Principal Distribution                                            58,495.64
                                                                                         --------------
       Class A-2 Note Principal Balance after Supplemental                                19,488,044.05
  Remaining Available Funds                                                                1,821,203.22
                                                                                         --------------
     Class A-3 Note Principal Balance after Reallocated Principal                         18,823,624.00
     Class A-3 Supplemental Principal Distribution                                                   --
                                                                                         --------------
       Class A-3 Note Principal Balance after Supplemental                                18,823,624.00
  Remaining Available Funds                                                                1,821,203.22
                                                                                         --------------
     Class A-4 Note Principal Balance after Reallocated Principal                         61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                   --
                                                                                         --------------
       Class A-4 Note Principal Balance after Supplemental                                61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                1,821,203.22

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                           12,383,013.65
     Class B Supplemental Principal Distribution paid                                          5,528.55
                                                                                         --------------
       Class B Note Principal Balance after Supplemental                                  12,377,485.10
 REMAINING AVAILABLE FUNDS                                                                 1,815,674.67

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                            8,388,493.22
     Class C Supplemental Principal Distribution paid                                          3,745.15
                                                                                         --------------
       Class C Note Principal Balance after Supplemental                                   8,384,748.07
 REMAINING AVAILABLE FUNDS                                                                 1,811,929.53

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                            1,997,259.72
     Class D Supplemental Principal Distribution paid                                            891.70
                                                                                         --------------
       Class D Note Principal Balance after Supplemental                                   1,996,368.02
 REMAINING AVAILABLE FUNDS                                                                 1,811,037.82

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                            2,157,041.06
     Class E Supplemental Principal Distribution paid                                            963.04
                                                                                         --------------
       Class E Note Principal Balance after Supplemental                                   2,156,078.02
 REMAINING AVAILABLE FUNDS                                                                 1,810,074.79

RESERVE FUND
     Required Reserve Fund Amount                                                          1,751,034.78
     Reserve Account Balance, Ending                                                       1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                                          0.00
                                                                                         --------------
 REMAINING AVAILABLE FUNDS                                                                    59,040.01

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                     --
     Remaining Indenture Trustee Expenses paid                                                       --
                                                                                         --------------
       Remaining Indenture Trustee Expenses unpaid                                                   --
 REMAINING AVAILABLE FUNDS                                                                    59,040.01

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                    59,040.01

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                     132,316,464.58
     ADCPB, end of Collection Period                                           129,415,461.25
                                                                              ---------------
       Base Principal Amount                                                     2,901,003.33

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period             2,900,687.09
     Servicing Advances collected during the current Collection Period           2,886,788.79
                                                                              ---------------
       Unreimbursed Servicing Advances as of current Determination Date             13,898.30



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                    132,316,464.58
     Servicer Fee Rate                                                                  0.500%
     One-twelfth                                                                         1/12
                                                                                       ------
     Servicer Fee due current period                                                55,131.86
     Prior Servicer Fee arrearage                                                          --
                                                                              ---------------
     Servicer Fee due                                                               55,131.86


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                          416.67
     Prior Indenture Trustee Fee arrearage                                                 --
                                                                              ---------------
     Total Indenture Trustee Fee due                                                   416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                        --
     Prior Indenture Trustee Expenses arrearage                                            --
                                                                              ---------------
     Total Indenture Trustee Expenses due                                                  --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                 --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                --
                                                                              ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                            --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                  127,908,103.40            97.36%
     31 - 60 days past due                                      1,723,361.53             1.31%
     61 - 90 days past due                                        919,418.32             0.70%
     91+ days past due                                            828,311.46             0.63%
                                                              --------------
                                                              131,379,194.70

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                10,156.68
     Less Recoveries                                                                 23,173.47
                                                                               ---------------
     Total Charge Offs for the period                                               (13,016.79)

     End of Month ADCPB                                                         129,415,461.25
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                    (0.01)%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                  Initial           of Period        Interest                      Interest
   Class          Balance            Balance           Rate       Interest Due       Paid
-----------   ---------------    ---------------     --------     ------------    -----------
    A-1         30,818,212.00               0.00        5.855%            0.00           0.00
    A-2         31,956,385.00      21,925,362.42        6.460%      118,031.53     118,031.53
    A-3         18,823,624.00      18,823,624.00        6.700%      105,098.57     105,098.57
    A-4         61,986,631.00      61,986,631.00        6.980%      360,555.57     360,555.57
              ---------------    ---------------     --------     ------------    -----------
  Class A      143,584,852.00     102,735,617.42         6.82%      583,685.67     583,685.67
              ---------------    ---------------     --------     ------------    -----------
     B          13,570,520.00      12,607,841.41        7.280%       76,487.57      76,487.57
     C           9,192,933.00       8,540,795.89        8.010%       57,009.81      57,009.81
     D           2,188,793.00       2,033,522.26       10.270%       17,403.56      17,403.56
     E           2,363,897.00       2,196,204.60        7.030%       12,866.10      12,866.10
              ---------------    ---------------     --------     ------------    -----------
Total Notes    170,900,995.00     128,113,981.58         7.00%      747,452.72     747,452.72
              ---------------    ---------------     --------     ------------    -----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning          (Monthly)                    (Supplemental)    Total            End           Ending
                  of Period          Principal       Principal      Principal     Principal        of Period     Certificate
  Class            Balance             Paid            Paid           Paid          Paid            Balance         Factor
---------     ---------------      -------------     ---------      ----------  -------------   ---------------  -----------
    A-1                  0.00               0.00          0.00            0.00           0.00              0.00    0.0000000
    A-2         21,925,362.42       2,378,822.73          0.00       58,495.64   2,437,318.37     19,488,044.05    0.6098326
    A-3         18,823,624.00               0.00          0.00            0.00           0.00     18,823,624.00    1.0000000
    A-4         61,986,631.00               0.00          0.00            0.00           0.00     61,986,631.00    1.0000000
              ---------------      -------------     ---------      ----------  -------------   ---------------
  Class A      102,735,617.42       2,378,822.73          0.00       58,495.64   2,437,318.37    100,298,299.05
              ---------------      -------------     ---------      ----------  -------------   ---------------
     B          12,607,841.41         224,827.76          0.00        5,528.55     230,356.31     12,377,485.10    0.9120863
     C           8,540,795.89         152,302.67          0.00        3,745.15     156,047.82      8,384,748.07    0.9120863
     D           2,033,522.26          36,262.54          0.00          891.70      37,154.24      1,996,368.02    0.9120863
     E           2,196,204.60          39,163.54          0.00          963.04      40,126.58      2,156,078.02    0.9120863
              ---------------      -------------     ---------      ----------  -------------   ---------------
Total Notes    128,113,981.58       2,831,379.25          0.00       69,624.08   2,901,003.33    125,212,978.25
              ---------------      -------------     ---------      ----------  -------------   ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


PRINCIPAL PAYMENT CALCULATION

                                  Investor         Investor        Investor                      Supplemental
               (defined)           Monthly        Reallocated    Supplemental      Total          Percentage
                 Class            Principal        Principal       Principal     Principal       of Principal
   Class       Percentage           Amount           Amount         Amount         Amount          Allocated
   -----       ----------       -------------     ------------   ------------   -------------    ------------
     A              82.00%       2,378,822.73             0.00      58,495.64    2,437,318.37           84.02%
     B               7.75%         224,827.76             0.00       5,528.55      230,356.31            7.94%
     C               5.25%         152,302.67             0.00       3,745.15      156,047.82            5.38%
     D               1.25%          36,262.54             0.00         891.70       37,154.24            1.28%
     E               1.35%          39,163.54             0.00         963.04       40,126.58            1.38%
               ----------       -------------     ------------   ------------   -------------    ------------
                                 2,831,379.25             0.00      69,624.08    2,901,003.33          100.00%
               ----------       -------------     ------------   ------------   -------------    ------------



FLOOR CALCULATION

                   Class           Floor Hit?         Floored
   Class          Floors             (Y/N)          Prin Amount
   -----          ------           ----------       -----------
     A                                                 N/A
     B                --               No            224,827.76
     C                --               No            152,302.67
     D                --               No             36,262.54
     E                --               No             39,163.54


(Retained) Certificate Balance      4,202,483.00
Initial OC Percentage                      2.40%

Overcollateralization Balance (prior)             4,202,483.00
Overcollateralization Balance (current)           4,202,483.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      5,458,530.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                          Yes/No
                                                                                                          ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture
    when due; and,                                                                                          No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
    Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
    Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date,
    or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
    Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes, or Class E
    Notes, as the case may be.                                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                 Event                                                       Yes/No
    ----------  -------------------------------------------------------------------------                 ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                            No
    6.01(ii)    Failure to submit Monthly Statement                                                         No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                         No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                               No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                          No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                or dismissed within 60 days.                                                                No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                   No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


Available Funds                                                                                              $2,706,799.70
Deposit from Reserve Account                                                                                 $  321,324.83
                                                                                                             -------------
Total Available Amount to Note Holders:                                                                      $3,028,124.53

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)          Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account       $        0.00

(ii)         Indemnity Payments paid inadvertently deposited in Collection Account                           $        0.00

(iii)        Aggregate of:

                (a) Unreimbursed Servicer Advances (Other than current Collection Period)                    $  233,148.68

                (b) Servicer Fees from current and prior Collection Period                                   $   76,831.34

(iv)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     $      416.67

(v)          Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                              $        0.00

(vi)         Class A-1 through A-2 Note Interest on a pari passu basis:

                Class A-1 Note Interest                                                                      $  441,550.98

                Class A-2 Note Interest                                                                      $  644,910.00

(vii)        Class B Note Interest                                                                           $   93,099.33

(viii)       Class A Base Principal Distribution Amount

                Class A-1 Principal Distribution Amount                                                      $1,504,689.09

                Class A-2 Principal Distribution Amount                                                      $        0.00

(ix)         Class B Base Principal Distribution Amount                                                      $        0.00

(x)          Supplemental Interest Reserve Account addition amount                                           $   33,478.44

(xi)         Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   $        0.00

(xii)        Excess to Trust Certificate Holder                                                              $        0.00




             Reviewed By:



             -------------------------------------------------------------------
             E. Roger Gebhart
             Executive Vice President and Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2000                                   1,263,300.94
     Investment earnings on amounts in Collection Account                                     9,753.03
     Payments due Collection Account from last 3 business days of Collection Period         627,738.60
     Servicer Advance on current Determination Date                                         765,596.71
     Additional Contribution for loss on termination                                         40,410.42
     Deposit from Reserve Account                                                           321,324.83
     Deposit from Letter of Credit Account                                                        0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                      3,028,124.53

Initial Unpaid Amounts inadvertently deposited in Collection Account                              0.00
  REMAINING AVAILABLE FUNDS                                                               3,028,124.53

Indemnity Payments paid inadvertently deposited in Collection Account                             0.00
  REMAINING AVAILABLE FUNDS                                                               3,028,124.53

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                     233,148.68
     Unreimbursed Servicer Advances paid                                                    233,148.68
                                                                                       ---------------
       Unreimbursed Servicer Advances remaining unpaid                                            0.00
  REMAINING AVAILABLE FUNDS                                                               2,794,975.85

SERVICER FEES
     Servicer Fees due                                                                       76,831.34
     Servicer Fees paid                                                                      76,831.34
                                                                                       ---------------
       Servicer Fees remaining unpaid                                                             0.00
  REMAINING AVAILABLE FUNDS                                                               2,718,144.51

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    0.00
  REMAINING AVAILABLE FUNDS                                                               2,718,144.51

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                  416.67
     Indenture Trustee Fee paid                                                                 416.67
                                                                                       ---------------
       Indenture Trustee Fee remaining unpaid                                                     0.00
  REMAINING AVAILABLE FUNDS                                                               2,717,727.85

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                         0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                               75,000.00
     Total Indenture Trustee Expenses paid                                                        0.00
                                                                                       ---------------
       Indenture Trustee Expenses unpaid                                                          0.00
  REMAINING AVAILABLE FUNDS                                                               2,717,727.85

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                            441,550.98
     Class A-1 Note Interest paid                                                           441,550.98
                                                                                       ---------------
       Class A-1 Interest remaining unpaid                                                        0.00
     Class A-2 Note Interest due                                                            644,910.00
     Class A-2 Note Interest paid                                                           644,910.00
                                                                                       ---------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


       Class A-2 Interest remaining unpaid                                                        0.00
  REMAINING AVAILABLE FUNDS                                                               1,631,266.87

CLASS B NOTE INTEREST
     Class B Note Interest due                                                               93,099.33
     Class B Note Interest paid                                                              93,099.33
                                                                                       ---------------
       Class B Note Interest remaining unpaid                                                     0.00
  REMAINING AVAILABLE FUNDS                                                               1,538,167.54


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                       70,742,480.22
     Class A-1 Base Principal Distribution due                                            1,504,689.09
     Class A-1 Base Principal Distribution Amount paid                                    1,504,689.09
                                                                                       ---------------
       Class A-1 Base Principal Distribution remaining unpaid                                     0.00
       Class A-1 Note Principal Balance after distribution on Payment Date               69,237,791.13

     Class A-2 Note Principal Balance as of preceding Payment Date                       99,600,000.00
     Class A-2 Base Principal Distribution due                                                    0.00
     Class A-2 Base Principal Distribution Amount paid                                            0.00
                                                                                       ---------------
       Class A-2 Base Principal Distribution remaining unpaid                                     0.00
       Class A-2 Note Principal Balance after distribution on Payment Date               99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                  33,478.44

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                         14,052,729.00
     Class B Base Principal Distribution due                                                      0.00
     Class B Base Principal Distribution paid                                                     0.00
                                                                                       ---------------
       Class B Base Principal Distribution remaining unpaid                                       0.00
       Class B Note Principal Balance after distribution on Payment Date                 14,052,729.00
  REMAINING AVAILABLE FUNDS                                                                  33,478.44

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                          33,478.44
  REMAINING AVAILABLE FUNDS                                                                       0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                  0.00
     Remaining Indenture Trustee Expenses paid                                                    0.00
                                                                                       ---------------
       Remaining Indenture Trustee Expenses unpaid                                                0.00
  REMAINING AVAILABLE FUNDS                                                                       0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                        0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                                         3,915,597.76
      Plus: Earnings for Collection Period per Section 3.04(b)                                                   21,530.31
      Less: Withdrawal per Section 3.04(c)                                                                      321,324.83
         Ending Reserve Account Balance                                                                       3,615,803.24


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                                          --
      Plus: Earnings for Collection Period                                                                              --
      Plus: Additions from draws under Section 3.08(b)                                                                  --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                               --
         Ending Letter of Credit Account Balance                                                                        --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)                           33,478.44
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest
         Required Amount)                                                                                        33,478.44
      Supplemental Interest Reserve Account Distribution to Collection Account                                          --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                                         348,107.71
      Plus: Additions (Up to 1% of Initial ADCPB)                                                                33,478.44
      Plus: Earnings for Collection Period                                                                        1,542.95
      Less: Required Distributions, To Collection Account                                                               --
         Ending Supplemental Interest Reserve Account Balance                                                   383,129.10

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                    184,395,209.22
      ADCPB, end of Collection Period                                                          182,890,520.13
                                                                                              ---------------
         Base Principal Amount                                                                   1,504,689.09

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                            1,179,911.91
      Servicing Advances collected during the current Collection Period                            946,763.23
                                                                                              ---------------
         Unreimbursed Servicing Advances as of current Determination Date                          233,148.68


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   184,395,209.22
      Servicer Fee Rate                                                                                 0.500%
      One-twelfth                                                                                        1/12
                                                                                              ---------------
      Servicer Fee due current period                                                               76,831.34
      Prior Servicer Fee arrearage                                                                         --
                                                                                              ---------------
      Servicer Fee due                                                                              76,831.34


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                         416.67
      Prior Indenture Trustee Fee arrearage                                                              0.00
                                                                                              ---------------
      Total Indenture Trustee Fee due                                                                  416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     0.00
      Prior Indenture Trustee Expenses arrearage                                                         0.00
                                                                                              ---------------
      Total Indenture Trustee Expenses due                                                               0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             0.00
                                                                                              ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning                                                   Total          Total
                 Initial         of Period      Interest        Current         Overdue     Interest       Interest     Interest
   Class         Balance          Balance         Rate        Interest Due      Interest       Due           Paid       Shortfall
-----------  ---------------  ---------------   --------      -------------     --------  -------------  -------------  ---------
    A-1        75,000,000.00    70,742,480.22      7.490%        441,550.98         0.00     441,550.98     441,550.98       0.00
    A-2        99,600,000.00    99,600,000.00      7.770%        644,910.00         0.00     644,910.00     644,910.00       0.00
             ---------------  ---------------   --------      -------------     --------  -------------  -------------  ---------
  Class A     174,600,000.00   170,342,480.22                  1,086,460.98         0.00   1,086,460.98   1,086,460.98       0.00
             ---------------  ---------------                 -------------     --------  -------------  -------------  ---------
     B         14,052,729.00    14,052,729.00      7.950%         93,099.33         0.00      93,099.33      93,099.33       0.00
             ---------------  ---------------   --------      -------------     --------  -------------  -------------  ---------
Total Notes   188,652,729.00   184,395,209.22                  1,179,560.31         0.00   1,179,560.31   1,179,560.31       0.00
             ---------------  ---------------                 -------------     --------  -------------  -------------  ---------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning          Current                          End              Ending
                of Period         Principal      Principal       of Period        Certificate
   Class         Balance             Due           Paid           Balance            Factor
-----------  ---------------    -------------  -------------  ---------------    -------------
    A-1        70,742,480.22     1,504,689.09   1,504,689.09    69,237,791.13       0.92317055
    A-2        99,600,000.00             0.00           0.00    99,600,000.00       1.00000000
             ---------------    -------------  -------------  ---------------    -------------
  Class A     170,342,480.22     1,504,689.09   1,504,689.09   168,837,791.13
             ---------------    -------------  -------------  ---------------
     B         14,052,729.00             0.00           0.00    14,052,729.00       1.00000000
             ---------------    -------------  -------------  ---------------    -------------
Total Notes   184,395,209.22     1,504,689.09   1,504,689.09   182,890,520.13
             ---------------    -------------  -------------  ---------------

                                Beginning                   Base Principal     Principal
                Principal       of Period        Overdue     Distribution        Payment
                 Percent         Balance        Principal       Amount           Amount
                ---------    ---------------    ---------   --------------    -------------
Class A            100.00%    170,342,480.22         0.00     1,504,689.09     1,504,689.09
Class B              0.00%     14,052,729.00         0.00             0.00             0.00


Base Principal Amount:          1,504,689.09
Gross Charge Off Event:                   No
Available Funds less Fees:      2,717,727.85

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED NOVEMBER 1, 2000






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                   Yes/No
                                                                                                                   ------
        a)    Failure to distribute to the Noteholders all or part of any payment of Interest required
              to be made under the terms of such Notes or the Indenture when due; and,                               No

        b)    Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class
              A-1 Maturity Date, the Class A-2 Maturity Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
              Notes, Class B Notes, as the case may be.                                                              No

        c)    Failure on the part of the Trust duly to observe or perform in any material respect any
              other Covenants or Agreements.                                                                         No

        d)    The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or
              Liquidator, etc.                                                                                       No

        e)    The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer
              seeking reorganization in a proceeding under any bankruptcy laws etc.                                  No

        f)    A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust
              or shall not be stayed, withdrawn, or dismissed within 60 days thereafter, etc.                        No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                 Event                                                                 Yes/No
     --------- ------------------------------------------------------------------------                            ------
     6.01(i)   Failure to make payment, deposit, transfer, or delivery required                                      No
     6.01(ii)  Failure to submit Monthly Statement                                                                   No
     6.01(iii) Failure to Observe Covenants or Agreements in Transaction Documents                                   No
     6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                                         No
     6.01(v)   Servicer files a voluntary petition for bankruptcy                                                    No
     6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed, withdrawn
               or dismissed within 60 days                                                                           No
     6.01(vii) Assignment by Servicer to a delegate its rights under Servicing Agreement                             No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED NOVEMBER 1, 2000




AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END

                       Current                                                             181,115,814.45            99.03%
                         31 - 60 days past due                                               1,428,122.99             0.78%
                         61 - 90 days past due                                                 346,582.69             0.19%
                         91+ days past due                                                           0.00             0.00%
                                                                                           --------------
                                                                                           182,890,520.13


PUTBACK SUMMARY

                      Defaults for Related Collection Period                                                    545,122.27
                        Total Defaulted Contracts                                                             1,196,279.67
                      Recoveries from Reserve Account for Current Period                                        321,324.83
                        Total Recoveries from Reserve Account                                                   972,482.23
                      Net Remaining Defaulted                                                                   223,797.44
                      Recoveries from Source Recourse (Up to Available Source Recourse)                               0.00
                      Recoveries from Draw on Letter of Credit Account                                                0.00


10% LIMITED RECOURSE AMOUNT

                      Beginning Amount available under 10% limited recourse                                  19,238,909.32
                      Beginning % available under 10% limited recourse                                              9.4037%
                      Current months buy backs under 10% limited recourse obligation                            508,247.96
                      Cumulative amount bought back under 10% limited recourse obligation                     1,147,272.39
                      Cumulative % bought back under 10% limited recourse obligation                                0.0000%


LETTERS  OF CREDIT

                      Beginning Value of the 2 Letters of Credit                                             20,000,000.00
                      Amount of step down in the Letters of Credit                                                    0.00
                      Ending Value of the 2 Letters of Credit                                                20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                     (NO/YES)
                                                                                                                 --------
                      (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):       No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)                No

                      Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                               No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:            No
                            Deposit full amount of relevant LOC:
                      Draw on Letters of Credit?                                                                    No

                      If a draw on the letters of credit, amount deposited in Letter of Credit Account                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


GROSS CHARGE EVENT CALCULATION:                                                                 Result
                                                                                             ------------
                      Defaulted Contracts Current Period                                          545,122
                      Total Defaulted Contracts Prior Period                                      651,157
                                                                                             ------------
                      Total ADCPB of all Defaulted Contracts                                    1,196,280
                      Total Initial ADCPB                                                     188,652,729
                                                                                             ------------
                        % Total Defaulted                                                            0.63%
                      Maximum Allowed                                                               10.00%

Gross Charge Off Event:                                                                                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


Available Amount to Note Holders:                                                                      6,351,306.40
Reserve Account balance, beginning                                                                     2,114,952.31

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)            Initial Unpaid Amounts inadvertently deposited in Collection Account                              --

(ii)           Indemnity Payments paid inadvertently deposited in Collection Account                             --

(iii)          Aggregate of:

                 (a) Unreimbursed Servicer Advances                                                              --

                 (b) Servicer Fees from current and prior Collection Period                               80,152.34

                 (c) Servicing Charges inadvertently deposited in Collection Account                             --

(iv)           Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                   416.67

(v)            Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     --

(vi)           Class A-1 through A-4 Note Interest on a pari passu basis:

                 Class A-1 Note Interest                                                                 196,435.42

                 Class A-2 Note Interest                                                                 181,357.16

                 Class A-3 Note Interest                                                                 320,780.10

                 Class A-4 Note Interest                                                                 210,522.36

(vii)          Class B Note Interest                                                                     136,943.16

(viii)         Class C Note Interest                                                                      86,713.05

(ix)           Class D Note Interest                                                                      40,571.84

(x)            Class A Base Principal Distribution Amount

                 Class A-1 Principal Distribution Amount                                                 5,008,791.20

                 Class A-2 Principal Distribution Amount                                                         --

                 Class A-3 Principal Distribution Amount                                                         --

                 Class A-4 Principal Distribution Amount                                                         --

(xi)           Class B Base Principal Distribution Amount                                                        --

(xii)          Class C Base Principal Distribution Amount                                                        --

(xiii)         Class D Base Principal Distribution Amount                                                        --

(xv)           Class E Note Interest                                                                      26,428.97

(xvi)          Class E Principal Distribution Amount                                                             --

(xviii)        Reserve Account Reimbursement/(Withdrawal)                                                      0.00

(xix)          Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     --

(xx)           Remaining Amount to Residual Holder                                                        62,194.15


Reserve Account balance, ending                                                                        2,114,952.31

Disbursements from Reserve Account:
               Interest earned on Reserve Account to Residual Holder                                      11,663.39

               Reviewed By:



               ----------------------------------------------------------------
               SANDY B. HO
               EVP & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


AVAILABLE FUNDS
      Collection Account balance, as of October 31, 2000                                 1,167,724.41
      Investment earnings on amounts in Collection Account                                  12,461.13
      Payments due Collection Account from last 3 business days of Collection Period     1,653,212.48
      Additional contribution for terminated trade-ups and rebooked leases                 123,522.97
      Servicer Advance on current Determination Date                                     3,394,385.41
                                                                                       --------------
      AVAILABLE FUNDS ON PAYMENT DATE                                                    6,351,306.40
      Reserve Account balance                                                            2,114,952.31
                                                                                       --------------
      TOTAL AVAILABLE FUNDS                                                              8,466,258.71

Initial Unpaid Amounts inadvertently deposited in Collection Account                               --
                                                                                       --------------
     REMAINING AVAILABLE FUNDS                                                           8,466,258.71

Indemnity Payments paid inadvertently deposited in Collection Account                              --
                                                                                       --------------
     REMAINING AVAILABLE FUNDS                                                           8,466,258.71

UNREIMBURSED SERVICER ADVANCES
      Unreimbursed Servicer Advances due                                                           --
      Unreimbursed Servicer Advances paid                                                          --
                                                                                       --------------
        Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                       --------------
     REMAINING AVAILABLE FUNDS                                                           8,466,258.71

SERVICER FEES
      Servicer Fees due                                                                     80,152.34
      Servicer Fees paid                                                                    80,152.34
                                                                                       --------------
        Servicer Fees remaining unpaid                                                             --
                                                                                       --------------
     REMAINING AVAILABLE FUNDS                                                           8,386,106.37

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                       --------------
     REMAINING AVAILABLE FUNDS                                                           8,386,106.37

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
      Indenture Trustee Fee due                                                                416.67
      Indenture Trustee Fee paid                                                               416.67
                                                                                       --------------
        Indenture Trustee Fee remaining unpaid                                                     --
                                                                                       --------------
     REMAINING AVAILABLE FUNDS                                                           8,385,689.71

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
      Total Indenture Trustee Expenses due                                                         --
      Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                     75,000.00
                                                                                       --------------
      Total Indenture Trustee Expenses paid                                                        --
                                                                                       --------------
      Indenture Trustee Expenses unpaid                                                            --
     REMAINING AVAILABLE FUNDS                                                           8,385,689.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
      Class A-1 Note Interest                                                              196,435.42
      Class A-2 Note Interest                                                              181,357.16
      Class A-3 Note Interest                                                              320,780.10
      Class A-4 Note Interest                                                              210,522.36
        Total Class A Interest due                                                         909,095.04
                                                                                       --------------
 REMAINING AVAILABLE FUNDS                                                               7,476,594.67

CLASS B NOTE INTEREST
      Class B Note Interest due                                                            136,943.16
      Class B Note Interest paid                                                           136,943.16
                                                                                       --------------
        Class B Note Interest remaining unpaid                                                     --
                                                                                       --------------
 REMAINING AVAILABLE FUNDS                                                               7,339,651.51

CLASS C NOTE INTEREST
      Class C Note Interest due                                                             86,713.05
      Class C Note Interest paid                                                            86,713.05
                                                                                       --------------
        Class C Note Interest remaining unpaid                                                     --
                                                                                       --------------
 REMAINING AVAILABLE FUNDS                                                               7,252,938.47

CLASS D NOTE INTEREST
      Class D Note Interest due                                                             40,571.84
      Class D Note Interest paid                                                            40,571.84
                                                                                       --------------
        Class D Note Interest remaining unpaid                                                     --
                                                                                       --------------
 REMAINING AVAILABLE FUNDS                                                               7,212,366.63

CLASS A BASE PRINCIPAL DISTRIBUTION
      Class A Base Principal Distribution Amount due                                     4,893,589.00
      Class A Note Principal Balance as of preceding Payment Date                      145,307,916.04
                                                                                       --------------
      Class A Base Principal Distribution Amount paid                                    4,893,589.00
                                                                                       --------------
        Class A Base Principal Distribution Amount remaining unpaid                                --
      Class A-1 Note Principal Balance as of preceding Payment Date                     30,888,996.04
      Class A-1 Base Principal Distribution Amount paid                                  4,893,589.00
                                                                                       --------------
        Class A-1 Note Principal Balance after distribution                             25,995,407.04
                                                                                       --------------
      Remaining Class A Base Principal Distribution Amount                                         --
                                                                                       --------------
      Class A-2 Note Principal Balance as of preceding Payment Date                     29,609,332.00
      Class A-2 Base Principal Distribution Amount paid                                            --
                                                                                       --------------
        Class A-2 Note Principal Balance after distribution                             29,609,332.00
      Remaining Class A Base Principal Distribution Amount                                         --
                                                                                       --------------
      Class A-3 Note Principal Balance as of preceding Payment Date                     51,393,341.00
      Class A-3 Base Principal Distribution Amount paid                                            --
                                                                                       --------------
        Class A-3 Note Principal Balance after distribution                             51,393,341.00
      Remaining Class A Base Principal Distribution Amount                                         --
                                                                                       --------------
      Class A-4 Note Principal Balance as of preceding Payment Date                     33,416,247.00
      Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                       --------------
        Class A-4 Note Principal Balance after distribution                             33,416,247.00
 REMAINING AVAILABLE FUNDS                                                               2,318,777.63

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
      Class B Note Principal Balance as of preceding Payment Date                       21,149,523.00
      Class B Base Principal Distribution due                                                      --
      Class B Base Principal Distribution paid                                                     --
                                                                                       --------------
        Class B Base Principal Distribution remaining unpaid                                       --
        Class B Note Principal Balance after distribution on Payment Date               21,149,523.00
 REMAINING AVAILABLE FUNDS                                                               2,318,777.63

CLASS C BASE PRINCIPAL DISTRIBUTION
      Class C Note Principal Balance as of preceding Payment Date                       12,689,714.00
      Class C Base Principal Distribution due                                                      --
      Class C Base Principal Distribution paid                                                     --
                                                                                       --------------
        Class C Base Principal Distribution remaining unpaid                                       --
        Class C Note Principal Balance after distribution on Payment Date               12,689,714.00
 REMAINING AVAILABLE FUNDS                                                               2,318,777.63

CLASS D BASE PRINCIPAL DISTRIBUTION
      Class D Note Principal Balance as of preceding Payment Date                        4,229,905.00
      Class D Base Principal Distribution due                                                      --
      Class D Base Principal Distribution paid                                                     --
                                                                                       --------------
        Class D Base Principal Distribution remaining unpaid                                       --
        Class D Note Principal Balance after distribution on Payment Date                4,229,905.00
 REMAINING AVAILABLE FUNDS                                                               2,318,777.63

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
      Class A-1 Note Principal Balance after Base Principal                             25,995,407.04
      Class A-1 Reallocated Principal Distribution                                                 --
                                                                                       --------------
        Class A-1 Note Principal Balance after Reallocation                             25,995,407.04
 Remaining Available Funds                                                               2,318,777.63
                                                                                       --------------
      Class A-2 Note Principal Balance after Base Principal                             29,609,332.00
      Class A-2 Reallocated Principal Distribution                                                 --
                                                                                       --------------
        Class A-2 Note Principal Balance after Reallocation                             29,609,332.00
 Remaining Available Funds                                                               2,318,777.63
                                                                                       --------------
      Class A-3 Note Principal Balance after Base Principal                             51,393,341.00
      Class A-3 Reallocated Principal Distribution                                                 --
                                                                                       --------------
        Class A-3 Note Principal Balance after Reallocation                             51,393,341.00
 Remaining Available Funds                                                               2,318,777.63
                                                                                       --------------
      Class A-4 Note Principal Balance after Base Principal                             33,416,247.00
      Class A-4 Reallocated Principal Distribution                                                 --
                                                                                       --------------
        Class A-4 Note Principal Balance after Reallocation                             33,416,247.00
 REMAINING AVAILABLE FUNDS                                                               2,318,777.63

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
      Class B Note Principal Balance after Base Principal                               21,149,523.00
      Class B Reallocated Principal Distribution paid                                              --
                                                                                       --------------
        Class B Note Principal Balance after Reallocation                               21,149,523.00
 REMAINING AVAILABLE FUNDS                                                               2,318,777.63

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
      Class C Note Principal Balance after Base Principal                               12,689,714.00
      Class C Reallocated Principal Distribution paid                                              --
                                                                                       --------------
        Class C Note Principal Balance after Reallocation                               12,689,714.00
 REMAINING AVAILABLE FUNDS                                                               2,318,777.63

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
      Class D Note Principal Balance after Base Principal                                4,229,905.00
      Class D Reallocated Principal Distribution paid                                              --
        Class D Note Principal Balance after Reallocation                                4,229,905.00
     REMAINING AVAILABLE FUNDS                                                           2,318,777.63

CLASS E NOTE INTEREST
      Class E Note Interest due                                                             26,428.97
      Class E Note Interest paid                                                            26,428.97
                                                                                       --------------
        Class E Note Interest remaining unpaid                                                     --
                                                                                       --------------
 REMAINING AVAILABLE FUNDS                                                               2,292,348.66

CLASS E BASE PRINCIPAL DISTRIBUTION
      Class E Note Principal Balance as of preceding Payment Date                        4,124,157.00
      Class E Base Principal Distribution due                                                      --
      Class E Base Principal Distribution paid                                                     --
                                                                                       --------------
        Class E Base Principal Distribution remaining unpaid                                       --
        Class E Note Principal Balance after distribution on Payment Date                4,124,157.00
 REMAINING AVAILABLE FUNDS                                                               2,292,348.66

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
      Class E Note Principal Balance after Base Principal                                4,124,157.00
      Class E Reallocated Principal Distribution paid                                              --
        Class E Note Principal Balance after Reallocation                                4,124,157.00
 REMAINING AVAILABLE FUNDS                                                               2,292,348.66

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
      Class A-1 Note Principal Balance after Reallocated Principal                      25,995,407.04
      Class A-1 Supplemental Principal Distribution                                        115,202.20
                                                                                       --------------
        Class A-1 Note Principal Balance after Supplemental                             25,880,204.84
 Remaining Available Funds                                                               2,177,146.46
                                                                                       --------------
      Class A-2 Note Principal Balance after Reallocated Principal                      29,609,332.00
      Class A-2 Supplemental Principal Distribution                                                --
                                                                                       --------------
        Class A-2 Note Principal Balance after Supplemental                             29,609,332.00
 Remaining Available Funds                                                               2,177,146.46
                                                                                       --------------
      Class A-3 Note Principal Balance after Reallocated Principal                      51,393,341.00
      Class A-3 Supplemental Principal Distribution                                                --
                                                                                       --------------
        Class A-3 Note Principal Balance after Supplemental                             51,393,341.00
 Remaining Available Funds                                                               2,177,146.46
                                                                                       --------------
      Class A-4 Note Principal Balance after Reallocated Principal                      33,416,247.00
      Class A-4 Supplemental Principal Distribution                                                --
                                                                                       --------------
        Class A-4 Note Principal Balance after Supplemental                             33,416,247.00
 REMAINING AVAILABLE FUNDS                                                               2,177,146.46

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
      Class B Note Principal Balance after Reallocated Principal                        21,149,523.00
      Class B Supplemental Principal Distribution paid                                             --
                                                                                       --------------
        Class B Note Principal Balance after Supplemental                               21,149,523.00
 REMAINING AVAILABLE FUNDS                                                               2,177,146.46

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
      Class C Note Principal Balance after Reallocated Principal                        12,689,714.00
      Class C Supplemental Principal Distribution paid                                             --
                                                                                       --------------
        Class C Note Principal Balance after Supplemental                               12,689,714.00
 REMAINING AVAILABLE FUNDS                                                               2,177,146.46

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
      Class D Note Principal Balance after Reallocated Principal                         4,229,905.00
      Class D Supplemental Principal Distribution paid                                             --
                                                                                       --------------
        Class D Note Principal Balance after Supplemental                                4,229,905.00
 REMAINING AVAILABLE FUNDS                                                               2,177,146.46

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
      Class E Note Principal Balance after Reallocated Principal                         4,124,157.00
      Class E Supplemental Principal Distribution paid                                             --
                                                                                       --------------
        Class E Note Principal Balance after Supplemental                                4,124,157.00
 REMAINING AVAILABLE FUNDS                                                               2,177,146.46

RESERVE FUND
      Required Reserve Fund Amount                                                       2,114,952.31
      Reserve Account Balance, Ending                                                    2,114,952.31
      Reserve Account Deposit/(Withdrawal)                                                       0.00
                                                                                       --------------
 REMAINING AVAILABLE FUNDS                                                                  62,194.15

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
      Indenture Trustee Expenses unpaid per above                                                  --
      Remaining Indenture Trustee Expenses paid                                                    --
                                                                                       --------------
        Remaining Indenture Trustee Expenses unpaid                                                --
 REMAINING AVAILABLE FUNDS                                                                  62,194.15

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                  62,194.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
       ADCPB, beginning of Collection Period                                                         192,365,605.18
       ADCPB, end of Collection Period                                                               187,356,813.98
                                                                                                    ---------------
        Base Principal Amount                                                                          5,008,791.20

UNREIMBURSED SERVICING ADVANCES
       Unreimbursed Servicing Advances from previous Collection Period                                 4,348,473.12
       Servicing Advances collected during the current Collection Period                               4,348,473.12
                                                                                                    ---------------
        Unreimbursed Servicing Advances as of current Determination Date                                         --


CALCULATION OF SERVICER FEE
       ADCPB as of the prior Calculation Date                                                        192,365,605.18
       Servicer Fee Rate                                                                                      0.500%
       One-twelfth                                                                                             1/12
                                                                                                    ---------------
       Servicer Fee due current period                                                                    80,152.34
       Prior Servicer Fee arrearage                                                                              --
                                                                                                    ---------------
       Servicer Fee due                                                                                   80,152.34

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
       Indenture Trustee Fee (per Payment Date)                                                              416.67
       Prior Indenture Trustee Fee arrearage                                                                     --
                                                                                                    ---------------
       Total Indenture Trustee Fee due                                                                       416.67

INDENTURE TRUSTEE EXPENSES
       Indenture Trustee Expenses due                                                                            --
       Prior Indenture Trustee Expenses arrearage                                                                --
                                                                                                    ---------------
       Total Indenture Trustee Expenses due                                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
       Other Amounts Due Servicer under Servicing Agreement - current period                                     --
       Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                    --
                                                                                                    ---------------
       Total Other Amounts Due Servicer under Servicing Agreement                                                --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
       Current                                                                   185,201,075.06               97.28%
       31 - 60 days past due                                                       2,655,726.07                1.39%
       61 - 90 days past due                                                       1,010,403.21                0.53%
       91+ days past due                                                           1,511,169.69                0.79%
                                                                                 --------------
                                                                                 190,378,374.02

GROSS CHARGE OFF
       ADCPB of All Defaulted Contracts                                                                  154,964.77
       Less Recoveries                                                                                   172,113.86
                                                                                                    ---------------
       Total Charge Offs for the period                                                                  (17,149.09)

       End of Month ADCPB                                                                            187,356,813.98
       Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                       (0.01)%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                       Beginning
                      Initial          of Period        Interest                     Interest
     Class            Balance           Balance           Rate      Interest Due       Paid
  -----------     --------------     --------------     --------    ------------   ------------
      A-1          50,018,622.00      30,888,996.04       6.938%      196,435.42     196,435.42
      A-2          29,609,332.00      29,609,332.00       7.350%      181,357.16     181,357.16
      A-3          51,393,341.00      51,393,341.00       7.490%      320,780.10     320,780.10
      A-4          33,416,247.00      33,416,247.00       7.560%      210,522.36     210,522.36
  -----------     --------------     --------------     -------     ------------   ------------
    Class A       164,437,542.00     145,307,916.04        7.36%      909,095.04     909,095.04
  -----------     --------------     --------------     -------     ------------   ------------
       B           21,149,523.00      21,149,523.00       7.770%      136,943.16     136,943.16
       C           12,689,714.00      12,689,714.00       8.200%       86,713.05      86,713.05
       D            4,229,905.00       4,229,905.00      11.510%       40,571.84      40,571.84
       E            4,124,157.00       4,124,157.00       7.690%       26,428.97      26,428.97
  -----------     --------------     --------------     -------     ------------   ------------
  Total Notes     206,630,841.00     187,501,215.04        7.56%    1,199,752.05   1,199,752.05
  -----------     --------------     --------------     -------     ------------   ------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                   Beginning       (Monthly)     (Reallocated)  (Supplemental)     Total            End            Ending
                   of Period       Principal       Principal       Principal     Principal        of Period      Certificate
     Class          Balance          Paid            Paid            Paid          Paid            Balance         Factor
  -----------    --------------   ------------   -------------  --------------  ------------    --------------   -----------
      A-1         30,888,996.04   4,893,589.00         0.00      115,202.20     5,008,791.20     25,880,204.84    0.5174114
      A-2         29,609,332.00           0.00         0.00            0.00             0.00     29,609,332.00    1.0000000
      A-3         51,393,341.00           0.00         0.00            0.00             0.00     51,393,341.00    1.0000000
      A-4         33,416,247.00           0.00         0.00            0.00             0.00     33,416,247.00    1.0000000
  -----------    --------------   ------------   -------------  --------------  ------------    --------------
    Class A      145,307,916.04   4,893,589.00         0.00      115,202.20     5,008,791.20    140,299,124.84
  -----------    --------------   ------------   -------------  --------------  ------------    --------------
       B          21,149,523.00           0.00         0.00            0.00             0.00     21,149,523.00    1.0000000
       C          12,689,714.00           0.00         0.00            0.00             0.00     12,689,714.00    1.0000000
       D           4,229,905.00           0.00         0.00            0.00             0.00      4,229,905.00    1.0000000
       E           4,124,157.00           0.00         0.00            0.00             0.00      4,124,157.00    1.0000000
  -----------    --------------   ------------   -------------  --------------  ------------    --------------
  Total Notes    187,501,215.04   4,893,589.00         0.00      115,202.20     5,008,791.20    182,492,423.84
  -----------    --------------   ------------   -------------  --------------  ------------    --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2000


PRINCIPAL PAYMENT CALCULATION

                             Investor     Investor        Investor                     Supplemental
              (defined)       Monthly    Reallocated    Supplemental       Total        Percentage
                Class        Principal    Principal      Principal       Principal     of Principal
     Class   Percentage       Amount       Amount          Amount          Amount        Allocated
     -----   ----------    ------------  -----------    ------------    ------------   -------------
       A       77.75%      4,893,589.00      0.00         115,202.20    5,008,791.20           79.58%
       B       10.00%              0.00      0.00               0.00            0.00           10.24%
       C        6.00%              0.00      0.00               0.00            0.00            6.14%
       D        2.00%              0.00      0.00               0.00            0.00            2.05%
       E        1.95%              0.00      0.00               0.00            0.00            2.00%
     -----   ----------    ------------  -----------    ------------    ------------   -------------
                           4,893,589.00      0.00         115,202.20    5,008,791.20          100.00%
     -----   ----------    ------------  -----------    ------------    ------------   -------------



FLOOR CALCULATION

                         Class                 Floor Hit?               Floored
     Class              Floors                    (Y/N)               Prin Amount
     -----              ------                 ----------             -----------
       A                                                                  N/A
       B                    --                     No                          --
       C                    --                     No                          --
       D                    --                     No                          --
       E                    --                     No                          --
     -----              ------                 ----------             -----------


(Retained) Certificate Balance                       4,864,390.14
Initial OC Percentage                                       2.30%

Overcollateralization Balance (prior)                                4,864,390.14
Overcollateralization Balance (current)                              4,864,390.14
Cumulative Loss Amount                                                       0.00
Available Funds+Collection Account-Servicing                         8,385,689.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2000






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                         Yes/No
                                                                                                                         ------
      A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made
      under the terms of such Notes or the Indenture when due; and,                                                        No

      B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
      Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date, the Class C Maturity Date,
      the Class D Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
      Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                           No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                                    Event                                                  Yes/No
      ---------        -------------------------------------------------------------------------                         ------
      6.01(i)          Failure to make payment, deposit, transfer, or delivery required                                    No
      6.01(ii)         Failure to submit Monthly Statement                                                                 No
      6.01(iii)        Failure to Observe Covenants in Servicing Agreement                                                 No
      6.01(iv)         Servicer consents to appointment of custodian, receiver, etc.                                       No
      6.01(v)          Servicer files a voluntary petition for bankruptcy                                                  No
      6.01(vi)         Petition under bankruptcy laws against Servicer is not stayed,
                       withdrawn or dismissed within 60 days                                                               No
      6.01(vii)        Assignment by Servicer to a delegate its rights under Servicing Agreement                           No